                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           MEDALLION FINANCIAL CORP.
               (Name of Registrant as Specified In Its Charter)
 ................................................................................
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14-a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:
          ......................................................................
      2)  Aggregate number of securities to which transaction applies:
          ......................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/
          ......................................................................

       4) Proposed maximum aggregate value of transaction:
          ......................................................................

       5) Total fee paid:
          ......................................................................

  /1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:
         ......................................................................

      2)  Form, Schedule or Registration Statement No.:
         ......................................................................

      3)  Filing Party:
         ......................................................................

      4)  Date Filed:

                           MEDALLION FINANCIAL CORP.
                        437 Madison Avenue, 38th Floor
                           New York, New York  10022

                                                                  April 30, 1999

Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of Medallion Financial Corp. (the "Company") to be held on June 16, 1999, at 10:00 a.m., Eastern Standard Time, at the Cornell Club, 6 East 44th Street, New York, New York. This year we are asking you to elect two Directors of the Company to serve until the 2002 Annual Meeting of Stockholders, to approve the renewal of the Company's Sub-Advisory Agreement with FMC Advisers, Inc., to approve certain amendments to the 1996 Non-employee Director Stock Option Plan and to ratify the Board of Directors' selection of independent auditors for the year ending December 31, 1999. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE TWO NOMINEES AND THE PROPOSALS.

          At the Annual Meeting, the Board of Directors will also report on the Company's affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

          Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

          Thank you for your cooperation.

                              Sincerely,

                              [Specimen Signature]

                              ALVIN MURSTEIN
                              Chairman of the Board of Directors and
                              Chief Executive Officer

                           MEDALLION FINANCIAL CORP.
                        437 Madison Avenue, 38th Floor
                           New York, New York 10022
                                (212) 328-2100

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held June 16, 1999

     The Annual Meeting of Stockholders of Medallion Financial Corp. (the "Company") will be held at the Cornell Club, 6 East 44th Street, New York, New York on Thursday, June 16, 1999 at 10:00 a.m., Eastern Standard Time, to consider and act upon the following matters:

        1. To elect two directors to serve until the 2002 Annual Meeting of Stockholders.

        2. To approve certain amendments to the Company's 1996 Non-employee Director Stock Option Plan.

        3. To approve the renewal of the Sub-Advisory Agreement between the Company and FMC Advisers, Inc., an investment advisory firm.

        4. To ratify and approve the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the Company for the current fiscal year ending December 31, 1999.

        5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 20, 1999 will be entitled to vote at the meeting or any adjournment thereof.

                                    By Order of the Board of Directors,

                                    Marie Russo, Secretary

New York, New York

April 30, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTER INSTRUCTION CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE VOTER INSTRUCTION CARD IS MAILED IN THE UNITED STATES.

                           MEDALLION FINANCIAL CORP.
                        437 Madison Avenue, 38th Floor
                           New York, New York 10022
                                (212) 328-2100

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                 June 16, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medallion Financial Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 16, 1999 (the "Annual Meeting") and at any adjournment of the Annual Meeting. All shares of Common Stock will be voted in accordance with the stockholders' instructions. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005.

                     VOTING SECURITIES AND VOTES REQUIRED

     On April 20, 1999, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 14,013,768 shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"). Stockholders are entitled to one vote per share.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" will be considered as present for quorum purposes but will not be counted as votes cast. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage or a plurality of the votes cast or shares voting on a matter.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors and the appointment of auditors.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of April 20, 1999, regarding the ownership of the Company's Common Stock by (i) the persons known by the Company to own more than five percent of the outstanding shares, (ii) all directors and nominees of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table (the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission") and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 20, 1999 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.


                                                                   Shares of Common        Percentage of Common
                                                                  Stock Beneficially       Stock Beneficially
Name and Address                                                         Owned                    Owned
----------------                                                 --------------------      ---------------------
Alvin Murstein (1).............................................              1,345,000              9.59%
 Chairman, Chief Executive Officer and Director
 437 Madison Avenue, 38th Floor
 New York, NY  10022
Andrew M. Murstein (2).........................................              1,255,000              8.95
 President
 437 Madison Avenue, 38th Floor
 New York, NY  10022
Daniel F. Baker (3)............................................                 30,908               *
 Treasurer and Chief Financial Officer
 437 Madison Avenue, 38th Floor
 New York, NY  10022
Allen S. Greene (4)............................................                 35,000               *
 Senior Executive Vice President and
 Chief Operating Officer
 437 Madison Avenue, 38th Floor
 New York, NY  10022
Michael J. Kowalsky (3)........................................                 45,456               *
 Executive Vice President
 437 Madison Avenue, 38th Floor
 New York, NY  10022
Marie Russo (4)................................................                 14,364               *
 Senior Vice President and Secretary
 437 Madison Avenue, 38th Floor
 New York, NY  10022
Jonathon G. Matuscak (3).......................................                  3,300               *
 Vice President and Chief Accounting Officer
 437 Madison Avenue, 38th Floor
 New York, NY  10022
Frederick S. Hammer, Director (3)..............................                  2,129               *
 Inter-Atlantic Group
 712 Fifth Avenue
 New York, NY  10022
Mario M. Cuomo, Director (3)...................................                  6,109               *
 Willkie Farr & Gallagher
 787 Seventh Avenue
 New York, NY  10019


                                                                   Shares of Common        Percentage of Common
                                                                  Stock Beneficially       Stock Beneficially
Name and Address                                                         Owned                    Owned
----------------                                                 --------------------      ---------------------
Stanley Kreitman, Director (4).................................                  7,262              *
 Manhattan Associates
 375 Park Avenue, Suite 1606
 New York, NY  10152
David L. Rudnick, Director (4).................................                 14,262              *
 Century Properties, Inc.
 365 West Passaic Street
 Rochelle Park, NJ  07662
Benjamin Ward, Director (3)....................................                  4,848              *
 Brooklyn Law School
 250 Joralemon Street
 Brooklyn, NY  11201
All executive officers and directors as a group................              2,763,668            19.52
 (12 persons) (5)
AMVESCAP PLC (6)...............................................                858,400             6.13
 1315 Peachtree Street, N.E.
 Atlanta, GA  30309
Capital Guardian Trust Company (7).............................              1,511,000            10.78
 1100 Santa Monica Boulevard
 Los Angeles, CA  90025

____________________
* Less than 1.0%.

(1) Includes 1,250,000 shares owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary, and shares issuable upon the exercise of outstanding options exercisable on or before June 19, 1999.
(2) Includes 1,250,000 shares owned by the Andrew Murstein Family Trust, of which Andrew Murstein is a trustee and beneficiary, and shares issuable upon the exercise of outstanding options exercisable on or before June 19, 1999.
(3) Consists of shares issuable upon the exercise of outstanding options exercisable on or before June 19, 1999.
(4) Consists of shares owned by the reporting person and shares issuable upon the exercise of outstanding options exercisable on or before June 19, 1999.
(5)  Includes (i) 1,250,000 shares owned by the Andrew Murstein Family Trust,
     (ii) 1,250,000 shares owned by the Alvin Murstein Family Trust, (iii) 90,000 shares owned by Alvin Murstein (the Alvin Murstein Family Trust and Andrew Murstein Family Trust hereinafter referred to collectively as the "Murstein Family Trusts").
(6) AMVESCAP PLC beneficially owns shares held by several affiliated investment management companies that beneficially own 858,400 shares of Common Stock.
(7) The Capital Guardian Trust Company beneficially owns shares held by several affiliated investment management companies that beneficially own 1,511,000 shares of Common Stock.

                              PROPOSAL NUMBER ONE
                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms of three years. The number of directors stands fixed at seven for the coming year. Class II Directors were elected at the Annual Meeting held on June 11, 1998 and stand for election in 2001. Class I Directors will stand for election in 2000.

     Elections for two Class III Directors will be held at the Annual Meeting. The Board of Directors has nominated Alvin Murstein and Benjamin Ward for election as Class III Directors. Messrs. Alvin Murstein and Ward each presently serves as a director and has consented to being named in this Proxy Statement and to serve if elected. THE PERSONS NAMED IN THE ENCLOSED PROXY CARD, ALVIN MURSTEIN AND ANDREW MURSTEIN, WILL VOTE TO ELECT MESSRS. ALVIN MURSTEIN AND BENJAMIN WARD AS DIRECTORS OF THE COMPANY UNLESS AUTHORITY TO VOTE FOR THE ELECTION OF ANY OR ALL OF THE NOMINEES IS WITHHELD BY MARKING THE PROXY CARD TO THAT EFFECT. If for any reason any nominee should become unavailable for election prior to the Annual Meeting, the person acting under the proxy may vote the proxy for the election of a substitute designated by the Board of Directors. It is not presently expected that one or both of Messrs. Alvin Murstein and Ward will be unavailable.

     Approval of the nominees requires the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

                NOMINEES TO SERVE AS CLASS III DIRECTORS UNTIL
                    THE 2002 ANNUAL MEETING OF STOCKHOLDERS

     Alvin Murstein is 64 years old and has been Chairman of the Board of Directors of the Company since its founding and Chief Executive Officer of the Company since February 1996. Mr. Murstein has also been Chairman of the Board of Directors and Chief Executive Officer of Medallion Funding Corp. ("MFC"), a wholly owned subsidiary of the Company, since its founding in 1979 and of Medallion Media, Inc. ("Media"), a wholly owned subsidiary of the Company, since its founding in 1994. Mr. Murstein has been Chairman of the Board of Directors and Chief Executive Officer of Edwards Capital Corp. ("Edwards") and Transportation Capital Corp. ("TCC"), also wholly owned subsidiaries of the Company, since June 1996. Mr. Murstein served as Chairman of the Board of Directors and Chief Executive Officer of Tri-Magna Corporation ("Tri-Magna") from its founding in 1989 until its acquisition by the Company in May 1996. Mr. Murstein served as a director of the Strober Organization, Inc., from 1988 to 1997. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Alvin Murstein is the father of Andrew Murstein.

     Benjamin Ward is 72 years old and has served as a director of the Company since February 1996. Mr. Ward served as a Director of Tri-Magna from 1992 until May 1996. Mr. Ward served as Police Commissioner of New York City from 1984 until 1989. Mr. Ward received a B.A. in sociology, magna cum laude, from Brooklyn College and a J.D. from Brooklyn Law School.

                  CLASS I DIRECTORS WHOSE TERMS EXPIRE AT THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

     Stanley Kreitman is 67 years old and has served as a director of the Company since February 1996. Mr. Kreitman serves as Vice Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman served as a Director of Tri-Magna from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman is Chairman of the Board of Trustees of the New York Institute of Technology and serves as a member of the Boards of Directors of Porta Systems, Inc. and CCA Industries. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

     David L. Rudnick is 58 years old and has served as a director of the Company since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc. and served as President of Century Properties, Inc., a national commercial real estate concern, from 1987 until 1997. Mr. Rudnick joined Century Properties, Inc. in 1966. Mr. Rudnick was a director of West Side Federal Savings & Loan Association. Mr. Rudnick received an A.B. in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew Murstein's father-in-law.

                 CLASS II DIRECTORS WHOSE TERMS EXPIRE AT THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS

     Mario M. Cuomo is 66 years old and has served as a director of the Company since February 1996. Mr. Cuomo served as Governor of the State of New York from January 1983 through 1994. Mr. Cuomo has been a partner in the law firm of Willkie Farr & Gallagher since February 1995. Willkie Farr & Gallagher serves as counsel to the Company on various legal matters. Mr. Cuomo received a B.A., summa cum laude, from St. John's University and a J.D., magna cum laude, from St. John's University School of Law.

     Frederick S. Hammer is 62 years old and has served as a director of the Company since his appointment by the Board of Directors on October 10, 1997.
Mr. Hammer has served as Vice-Chairman and Director of Inter-Atlantic Securities Corp., a boutique investment bank, since 1995. From 1993 to 1994, Mr. Hammer was President and Chief Executive Officer of Mutual of America Capital Management Corporation. Mr. Hammer is a graduate of Colgate University (A.B., Mathematics, magna cum laude) and received his M.S. and Ph.D. from Carnegie-Mellon University (Economics). Mr. Hammer is Chairman of the Board of National Media Corporation, and is a member of the Boards of Directors of IKON Office Solutions, Inc., Provident American Corporation, Annuity & Life Re, Ltd. and several privately held companies. Mr. Hammer also serves as Trustee of the Madison Square Boys and Girls Club.

     Andrew M. Murstein is 34 years old and has served as President of the Company since its inception in 1995, Chief Operating Officer of the Company from February 1996 until August 1997 and President of Media from its inception. Mr. Murstein has served two tenures as a Director of the Company, MFC, Edwards and TCC, from May 1996 until April 1997 and since October 10, 1997. Mr. Murstein has served as a director of Media since its inception. Mr. Murstein served as Tri-Magna's Director of New Business Development from 1991 until the acquisition of Tri-Magna by the Company in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Mr. Murstein serves on the New

York City Private Industry Council. Andrew Murstein is the son of Alvin Murstein and the son-in-law of Mr. Rudnick, and is the third generation of his family to be active in the taxicab industry.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. ALVIN MURSTEIN AND WARD.

                              PROPOSAL NUMBER TWO
                   AMENDMENTS TO THE 1996 STOCK OPTION PLAN

     On February 24, 1999, the Board of Directors amended and restated the Medallion Financial Corp. 1996 Non-employee Director Stock Option Plan (the "Plan") (as amended and restated, the "Amended Plan") subject to stockholder approval, in order to adjust the calculation of the number of shares of the Company's Common Stock issuable under options ("Options") to be granted to a Non-employee Director upon his or her re-election. Whereas under the prior plan the number of options granted was obtained by dividing $100,000 into the current market price for the Common Stock, the Amended Plan calls for the grant of options to acquire 9,000 shares of Common Stock upon election of a non-employee director.

     The Company is seeking stockholder approval of the Amended Plan in order to comply with the requirements of Section 61 of the Investment Company Act of 1940, as amended (the "1940 Act"). The following summary of the Amended Plan is qualified in its entirety by express reference to the text of the Amended Plan as filed with the Commission.

Purpose And Eligibility

     The Company believes that the options to be granted to its Non-employee directors ("Eligible Directors") will provide significant incentives to the Company's Eligible Directors to remain on the Company's Board and to devote their best efforts to the success of the Company's business and the enhancement of stockholder value in the future. The options will also provide a means for the Company's Eligible Directors to increase their ownership interests in the Company, thereby ensuring close identification of their interests with those of the Company and its stockholders. The options granted pursuant to the Amended Plan will have no value unless the price of the Company's Stock exceeds the exercise price of such options. Thus, Eligible Directors will benefit from them only to the extent that the Company's business succeeds and the market value of its Common Stock increases and remains above the exercise price of the options. By providing incentives in the form of such stock options to its Eligible Directors, the Company will be better able to maintain continuity in the membership of its Board of Directors and to attract, when necessary, and to retain as Eligible Directors the highly experienced, successful and motivated business and professional people that are critical to the Company's success as a business development company. The Amended Plan provides for a set number of option shares to be issued, rather than the dollar value set forth in the prior plan. Because an increase in the value of the Company's Common Stock decreases the number of option shares granted to each Eligible Director under the prior plan, the Company believes that the Amended Plan's calculation of a fixed number of option shares provides a stronger incentive to the Eligible Directors than the prior plan's calculation.

Administration

     The Amended Plan, as with the prior plan, is self-executing. It provides for an automatic grant of options to purchase 9,000 shares of the Company's Common Stock to an Eligible Director upon election to the Board, with an adjustment for directors who are elected to serve less than a full term. A total of 100,000 shares of the Company's Common Stock is issuable under the Amended Plan.

     Eligible Directors of the Company will be eligible to receive grants of options only under the Amended Plan and such grants will be subject to the following limitations: (1) the exercise price of such options shall be determined by the members of the Board of Directors not eligible to participate in the Amended Plan, provided that such price shall not be less than the current market value of the Company's Common Stock on the Nasdaq Stock Market on the date of grant; (2) the options shall expire within five years from the date of grant; (3) the options shall vest in annual installments commencing on the first anniversary of the date of grant, and such options may be exercised at any time after they become exercisable until the fifth anniversary of the date of grant (subject to (5) and (6) below); (4) the options may not be assigned or transferred other than by will or the laws of descent and distribution; (5) in the event of the death of an Eligible Director during such director's service as an Eligible Director, those entitled to do so under the directors' will or the laws of the descent and distribution shall have the right, at any time within 12 months after the date of death, to exercise in whole or in part any rights which were available to the director at the time of his or her death; (6) any Eligible Director holding exercisable options under the Amended Plan who ceases to be an Eligible Director for any reason, other than death, may exercise the right he or she had under such options at the time he or she ceased to be an Eligible Director for three months following the date on which such director ceased to be an Eligible Director; and (7) the option exercise price may be paid in cash, by a note or in installments or with shares of the Company's Common Stock, or such other lawful consideration as the non-eligible directors determine. Options that may be awarded to Eligible Directors under the Amended Plan also must meet all applicable requirements of the 1940 Act, including the requirement of Commission approval.

     The Amended Plan will expire ten years after the approval date of the prior plan and each option will expire five years from the date of grant. The Board of Directors will continue to have limited authority to amend the Amended Plan. Amendments required to be approved by the stockholders or the Commission under the laws of Delaware, the rules of The Nasdaq Stock Market, and the applicable requirements under the 1940 Act (including Section 61) will not be effective until so approved.

Shares Subject To The Amended Plan

     The Amended Plan allows for the grant of an aggregate of 100,000 shares of Common Stock.

New Plan Benefits

     The grant of Options under the Amended Plan is entirely automatic and extends to all Non-employee Directors of the Company. Information with respect to compensation paid and other benefits, including Options, granted in respect of the 1998 fiscal year to the named executive officers is set forth in the Summary Compensation Table. The following table sets forth the amounts of options that could potentially be granted to each of the Class I, II and III directors, on their dates of re-election as members of such class:

                                      1996 Non-employee Director Stock Option Plan
       ---------------------------------------------------------------------------------------------------------------
        Name of Director(1)                       Dollar Value ($)(2)                        Number of Units(3)
       ---------------------------------------------------------------------------------------------------------------
        Benjamin Ward                                       --                                        9,000
        David L. Rudnick                                    --                                        9,000
        Stanley Kreitman                                    --                                        9,000
        Mario M. Cuomo                                      --                                        9,000
        Frederick S. Hammer                                 --                                        9,000

_______________________
(1) Upon approval of the Amended Plan by both the Company's stockholders and the Commission, Benjamin Ward (if elected at the Annual Meeting) will receive Options under the Amended Plan. Messrs. Kreitman and Rudnick, and Messrs. Cuomo and Hammer will receive Options under the Amended Plan on the dates of the 2000 and 2001 annual meetings, respectively, if elected.
(2) The Options are not expected to have any dollar value on their respective dates of grant as they will be issued at the current market value per share of the Company's Common Stock on such dates and will not begin to vest until one year from such dates.
(3) Each unit represents an option to acquire one share of the Company's Common Stock.

Approval By Stockholders


     The effectiveness of the Amended Plan and any Option granted thereunder is subject to approval by an affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. In the event such approval is not obtained, the plan shall not be amended and shall continue in operation as it existed prior to its amendment and restatement.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO
                    THE 1996 NON-EMPLOYEE STOCK OPTION PLAN



                             PROPOSAL NUMBER THREE
                RENEWAL OF THE COMPANY'S SUB-ADVISORY AGREEMENT

     In May 1996, the Company entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with FMC Advisers, Inc. ("FMC") in which FMC provides advisory services to the Company. Upon the request of the officers of the Company, FMC consults with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing.

Term

     The Sub-Advisory Agreement provides that it will be renewed for successive one-year periods, if approved annually by (i) a majority of the Company's noninterested directors and (ii) the Board of Directors, or by a majority of the Company's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended. On February 24, 1999, after considering various matters, the Board of Directors voted to extend the Sub-Advisory Agreement with FMC until May 2000 under provisions of the renewal in the agreement.

     The Sub-Advisory Agreement will be terminable without penalty to the Company on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Company, and will terminate if assigned by FMC.

Fees and Other Arrangements

     Under the Sub-Advisory Agreement, the Company pays FMC a monthly fee for services rendered of $18,750. Two trusts affiliated with two officers, directors and shareholders of the Company (the "Murstein Trusts") have agreed to personally assure FMC of payment for the first 48 months of service under the Sub-Advisory Agreement pursuant to an escrow arrangement under which they have maintained in escrow common stock of the Company worth 200% of the advisory fees remaining to be paid by the Company to FMC during the first 48 months of service under the Sub-Advisory Agreement, thereby assuring FMC of the payment of $900,000 in advisory fees. In the event that the Company or its stockholders terminate or do not renew the Sub-Advisory Agreement during this period for any reason other than (i) breach of the Sub-Advisory Agreement by FMC or (ii) FMC's willful malfeasance, bad faith or gross negligence, the escrow agent will assign to FMC Common Stock in escrow equal in value to the amount of the fees payable over the balance of the 48-month period. If the value of the Common Stock required to be deposited in escrow is less than the value of the fees payable, FMC will have no further recourse against the Murstein Trusts. Under the Sub-Advisory Agreement, FMC will not be liable for any loss suffered by the Company, except a loss resulting from FMC's willful malfeasance, bad faith or gross negligence.

Information About FMC

     FMC's principal office is located at 190 Dudley Street, Brookline, Massachusetts 02146.

     Myron Cohen, Robert Fanger and Michael Miller control FMC, in their capacities as officers, directors and stockholders of FMC, and will provide the advisory services to the Company on behalf of FMC. They had served as directors and executive officers of Tri-Magna and MFC since inception and, along with Alvin Murstein, comprised Tri-Magna's Executive Committee. Messrs. Cohen, Fanger and Miller ceased to hold their offices with Tri-Magna and MFC in May 1996.

     Advisory fees incurred during the years ended December 31, 1998 and December 31, 1997 were $225,000 per year. The renewal of the Sub-Advisory Agreement, if approved by the stockholders of the Company, would not increase the fees received by FMC thereunder.

     Approval of the renewal of the Sub-Advisory Agreement requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RENEWAL OF THE
                            SUB-ADVISORY AGREEMENT.


                             PROPOSAL NUMBER FOUR
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Arthur Andersen LLP, independent accountants for the Company. Arthur Andersen LLP will audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999, perform audit-related services and act as consultants in connection with various accounting and financial reporting matters. Arthur Andersen LLP provided those services to the Company for the fiscal year ended December 31, 1998 and recommends that stockholders vote for ratification of such appointment.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                           OTHER MATTERS OF BUSINESS

     The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is set forth in this Proxy Statement. In the event that any other business requiring the vote of stockholders is properly presented at the Annual Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

Board and Committee Meetings

     The Company has a standing Audit Committee of the Board of Directors, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee met four times during fiscal 1998 to review (i) the effectiveness of the public accountants during the fiscal 1998 audit, (ii) the adequacy of the fiscal 1998 financial statement disclosures, (iii) the Company's internal control policies and procedures, and (iv) the selection of the Company's independent public accountants. The members of the Audit Committee are Messrs. Kreitman, Rudnick and Ward.

     The Company also has a standing Compensation Committee of the Board of Directors, whose members made recommendations concerning compensation of the directors and executive officers of the Company including (i) all incentive or stock option plans or arrangements established by the Company for officers and employees, including the grant of stock options to employees, (ii) adoption and amendment of all employee stock option and other employee benefit plans and
(iii) arrangements and the engagement of, terms of any employment agreements and arrangements with, and termination of, all officers of the Company. The members of the Compensation Committee are Messrs. Kreitman, Alvin Murstein* and Ward. See "Report of the Board of Directors as to Compensation Matters."

     The Board of Directors does not have a standing nominating committee. The Board of Directors held four formal and two telephonic meetings during fiscal 1998. Each director attended at least 85% of the meetings of the Board of Directors and all committees of the Board on which he served.

Directors' Compensation

     The eligible members of the Company's Board of Directors receive (i) $10,000 as a retainer for each year they serve, (ii) $2,000 for the first board meeting held per quarter and $1,000 for any additional board meetings held in such quarter, (iii) $250 for each telephonic meeting of the board, (iv) $1,000 for the first committee meeting held per quarter and for any committee meetings held on a date

-----------------------
* Mr. Alvin Murstein is an "interested person" as such term is defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

when there is not also a board meeting and (v) $500 for all other committee meetings and for each telephonic meeting in which they participate and they are reimbursed for expenses relating thereto. Eligible Directors are entitled to participate in the Company's 1996 Non-employee Stock Option Plan. The directors receive no other compensation for their services to the Company.

     Employee directors of the Company are eligible to participate in the Company's 401(k) Investment Plan. More information concerning the Company's 401(k) Investment Plan can be found under "Report of the Board of Directors as to Compensation Matters." The Company does not provide any other pension or retirement plan with respect to its directors or employees.

     Information with respect to the aggregate compensation paid to directors of the Company, including options to purchase shares of the Company's Common Stock under the Director Plan, appears under "Compensation of Directors and Executive Officers."

Certain Relationships

     Mario M. Cuomo is a director of the Company and a partner in the law firm of Willkie Farr & Gallagher, which serves as counsel to the Company in connection with various legal matters.

Compensation of Directors and Executive Officers

     Summary Compensation Table. The table below sets forth certain compensation information for the Company's (i) Chief Executive Officer, (ii) directors and (iii) each of the Company's four most highly compensated executive officers other than the Company's Chief Executive Officer, for the fiscal year ended December 31, 1998 (the "Period") (collectively, the "Compensated Persons").


                                               SUMMARY COMPENSATION TABLE
                                                                                                       Long-Term
                                                                                                     Compensation
                                                         Compensation for the Period                    Awards
                                                         ---------------------------               ------------------
                                                                           Other Period          Securities Underlying
          Name and Principal Position            Salary($)  Bonus($)      Compensation(1)             Options(#)
 ------------------------------------------   ------------ ----------    -----------------       ---------------------
Alvin Murstein.................................   285,000       ---            1,055                     25,000
Chairman and Chief Executive Officer
Andrew Murstein................................   198,750    75,000            ---                       25,000
President
Allen S. Greene................................   233,334   100,000           3,200                      25,000
Chief Operating Officer
Daniel F. Baker................................   150,000    50,000            ---                        ---
Treasurer and Chief Financial Officer
Michael J. Kowalsky............................   158,000    40,000           1,067                        ---
Executive Vice President

                                                                                                        Long-Term
                                                                                                      Compensation (2)
                                                                                                   -------------------
                                                                                                  Securities Underlying
                                                                                 Director Fees($)       Options(#)
                                                                                -----------------  ---------------------
Mario M. Cuomo, Director.......................................................     $16,500            3,783(3)
Stanley Kreitman, Director.....................................................      22,000                0
David L. Rudnick, Director.....................................................      21,000                0
Benjamin Ward, Director........................................................      20,500                0
Frederick S. Hammer, Director..................................................      16,500            3,783(3)

___________
(1) Amounts received pursuant to the matching program under the Company's 401(k) Plan.
(2)  Options granted under the Non-employee Director Plan.
(3) These shares vest in three equal installments of 1,261 shares on the date of the Annual Meeting, the 2000 annual meeting of the Company's stockholders and the 2001 annual meeting of the Company's stockholders, respectively.

     The following table sets forth certain information regarding options granted during the Period by the Company to the following Named Executive
Officers:


                                                              Option Grants

                                                            Individual Grants
                                                 -----------------------------------------
                                                                                                      Potential Realizable Value
                                     Number of         Percent of                                  at Assumed Annual Rates of Stock
                                     Securities      Total Options                                   Price Appreciation for Option
                                     Underlying        Granted to      Exercise or Base                          Term(2)
                                      Options                              Price           Expiration  -----------------------------

Name                                Granted(#)         Employees       ($/share)(1)           Date             5%($)       10%($)
------------------------            ----------         ---------       ------------         ----------        --------   ----------

Alvin Murstein..................       25,000              6.93%            29.25            5/6/03          202,031      446,435
Andrew Murstein.................       25,000              6.93%            29.25            5/6/08          459,879    1,165,424
Allen S. Greene.................       25,000              6.93%            13.75            9/8/08          216,182      547,849
Daniel F. Baker.................          ---               ---               ---               ---              ---         ---
Michael J. Kowalsky.............          ---               ---               ---               ---              ---         ---

___________
(1) The exercise price of these options is equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Company's Board of Directors.
(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock. No gain to the optionees is possible without an increase in price of the underlying Common Stock, which will benefit all stockholders proportionately.

     The following table sets forth certain information concerning exercisable and unexercisable stock options held by the following Named Executive Officers in the Period:

                 Aggregated Option Exercises In the Period and
                            Year-End Option Values

                                                               Number of Securities Underlying            Value of Unexercised
                                                                    Unexercised Options at               In-The-Money Options at
                                                                          Year-End                              Year-End
                                                                 -------------------------------          -----------------------
                                                     Value
                                Shares Acquired   Realized
                                On Exercise (#)     ($)          Exercisable         Unexercisable     Exercisable   Unexercisable
                              ------------------  ----------   ---------------    ------------------  ------------- ---------------
Alvin Murstein................                                         0               25,000              $0              $ 0(1)
Andrew M. Murstein............                                         0               25,000               0                0(1)
Allen S. Greene...............                                    25,000              125,000               0           14,063(2)
Daniel F. Baker...............       6,500        31,688           7,136               40,908          23,638          135,508(3)
Michael J. Kowalsky...........                                    37,880                7,576         125,478           25,096(3)

___________
(1) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1998 as reported by the NASDAQ National Market ($14.3125) and the option exercise price ($29.25).
(2) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1998 as reported by the NASDAQ National Market ($14.3125) and the option exercise price ($19.50) with respect to 125,000 options (25,000 of which are exercisable at year end) and ($13.75) with respect to 25,000 options (none of which are exercisable at the year end).
(3) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1998 as reported by the NASDAQ National Market ($14.3125) and the option exercise price ($11.00).

Employment Agreements

     In May 1996, Alvin Murstein and Andrew M. Murstein entered into employment agreements with the Company, which were subsequently amended in May 1998. The agreements automatically renew annually for a five-year term unless either party terminates the agreement. The agreements contain non-competition covenants in favor of the Company. In August 1997, Allen S. Greene entered into an employment agreement with the Company, which was subsequently amended in August 1998, providing for a three-year term with additional one-year automatic renewal periods. Mr. Greene's employment agreement contains certain non-competition covenants in favor of the Company. Michael J. Kowalsky entered into an employment agreement with the Company which became effective in May 1996.

Report of the Board of Directors as to Compensation Matters

     The Board of Directors of the Company has delegated the authority to establish compensation policies with respect to the Company's executive officers to the Compensation Committee of the Company's Board of Directors and the Company anticipates that this program will be administered by the Compensation Committee in the near future.

     The objectives of the Company's executive compensation program are to establish compensation levels designed to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company so as to enhance stockholder value. The

Board of Directors or the Compensation Committee, as appropriate, will make decisions each year regarding executive compensation, including annual base salaries and bonus awards, and a special subcommittee of the Compensation Committee, consisting of non-interested directors Messrs. Kreitman and Ward, will make decisions each year regarding stock option grants. Option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company's executives with the performance of the Company's Common Stock. This report is submitted by the full Board of Directors and addresses the compensation policies for fiscal 1998 as they affected Alvin Murstein, in his capacity as the Chief Executive Officer of the Company, as well as each of the Company's other officers.

Compensation Philosophy

     The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

     In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to both the annual and long-term performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and to that extent the Board of Directors applies judgment in reconciling the program's objectives with the realities of retaining valued employees.

Executive Compensation Program

     Annual compensation for the Company's executives consists of three principal elements: base salary, cash bonus and stock options.

Base Salary and Cash Bonus

     In setting the annual base salaries for the Company's executives, the Board of Directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of the Company, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. The Company also regularly compares the salary levels of its executive officers with other leading companies.

     Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside the Company.

     Cash bonuses are tied directly to the Company's financial performance and the contribution of the executive to such performance.

Equity Ownership

     Executive officer compensation also includes long-term incentives afforded by options to purchase shares of Common Stock. The purposes of the Company's stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to the Company's growth and development.

     The Company's stock programs include long vesting periods to optimize the retention value of these options and to orient the Company's executive officers to longer term success. Generally, stock options vest in equal annual installments over three to five years commencing on the first anniversary of the date of grant, and, if employees leave the Company before these vesting periods, they forfeit the unvested portions of these awards. The Company also makes annual grants of options which vest in one year.

     Except for executives with substantial holdings of the Company's stock, the number of shares of Common Stock subject to option grants is generally intended to reflect the significance of the executive's current and anticipated contributions to the Company. The exercise price of options granted by the Company is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant. Prior to determining the 1998 option grants to the Company's executives, the Board of Directors considered the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the price of the Company's Common Stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the Board of Directors.

401(k) Plan

     Since 1996, the Company has been a participating employer in the Medallion Funding Corp. 401(k) Investment Plan (the "401(k) Plan") which covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one year of service. Under the 401(k) Plan, an employee may elect to defer not less than 1.0% and no more than 15.0% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under Section 402(g) of the Code. Employee contributions are invested in various mutual funds, according to the direction of the employee. On September 1, 1998, the Company elected to match employee contributions to the 401(k) Plan in an amount per employee up to one-third of such employee's contribution but in no event greater than 2.0% of the portion of such employee's annual salary eligible for 401(k) Plan benefits.

Alvin Murstein's 1998 Compensation

     The Board of Directors has set Alvin Murstein's total annual compensation at a level it believes to be competitive with the chief executive officers of similarly capitalized specialty finance companies. Alvin Murstein, in his capacity as Chief Executive Officer, is eligible to participate in the same executive compensation program available to the Company's other senior executives.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure its stock options grants to executive officers in a manner that complies with these performance-based requirements.

                              Board of Directors

                                Alvin Murstein
                              Andrew M. Murstein
                                Mario M. Cuomo
                              Frederick S. Hammer
                               Stanley Kreitman
                               David L. Rudnick
                                 Benjamin Ward

Compensation Committee and Interlocks and Insider Participation

     The members of the Compensation Committee are Messrs. Alvin Murstein, Kreitman and Ward. Mr. Alvin Murstein, Chairman and Chief Executive Officer of the Company, is a member of the Compensation Committee and is an "interested person" as such term is defined in Section 2(a)(19) of the 1940 Act.

Stock Performance Graph

     The Commission requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index on peer group. The following graph commences as of May 23, 1996, the date of the Company's initial public offering, and compares the Company's Common Stock with the cumulative total return for the Nasdaq (U.S.) Index and the Nasdaq Financial Index. Furthermore, the following graph assumes the investment of $100 on May 23, 1996 in each of the Company's Common Stock, the stocks comprising the Nasdaq (U.S.) Index and the Nasdaq Financial Index and assumes dividends are reinvested.


                            CUMULATIVE TOTAL RETURN
                Based on Initial Invest of $100 on May 23, 1996
                           with dividends reinvested
--------------------------------------------------------------------------------
                              5/96       6/96        9/96       12/96     3/97
Medallion Financial Corp.    100.00     113.64      131.82     142.71   169.62
--------------------------------------------------------------------------------
Nasdaq (US) Index            100.00      95.07      98.44      103.28    97.68
--------------------------------------------------------------------------------
Nasdaq Financial Index       100.00     100.19      108.58     120.62   125.84
--------------------------------------------------------------------------------



                              6/97        9/97       12/97      3/98
Medallion Financial Corp.    181.19      208.48     216.00     266.31
--------------------------------------------------------------------------------
Nasdaq (US) Index            115.58      135.13     126.71     148.25
--------------------------------------------------------------------------------
Nasdaq Financial Index       146.79      170.99     184.27     195.27
--------------------------------------------------------------------------------


                             6/98        9/98       12/98
Medallion Financial Corp.    272.79      158.67     150.56
--------------------------------------------------------------------------------
Nasdaq (US) Index            152.55      138.10     178.12
--------------------------------------------------------------------------------
Nasdaq Financial Index       190.27      158.08     178.29

--------------------------------------------------------------------------------

                               OTHER INFORMATION

     All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this connection.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, the NASDAQ National Market and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company, the Company believes that during fiscal 1998 all Section 16(a) filing requirements applicable to such persons were timely satisfied.

Deadline for Submission of Stockholder Proposals

     Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company at its principal office in New York, New York not later than January 3, 1999 for inclusion in the proxy statement for that meeting. Such proposals must also meet the requirements of Rule 14a-8 of the Commission relating to stockholder's proposals. A stockholder proposal outside the processes of Rule 14a-8 will be considered untimely if received by the Company after March 15, 2000.

                              By Order of the Board of Directors,

                              [specimen signature]

                              MARIE RUSSO

                              Secretary

April 30, 1999

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                           MEDALLION FINANCIAL CORP.
    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 1999
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         AND SHOULD BE RETURNED AS SOON AS POSSIBLE TO AMERICAN STOCK
TRANSFER & TRUST COMPANY, 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005



     The undersigned having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies hereby appoint(s) Alvin Murstein and Andrew Murstein, each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of MEDALLION FINANCIAL CORP. (the "Company") to be held at the Cornell Club, 6 East 44th Street, New York, New York on Wednesday, June 16, 1999 at 10:00 a.m., Eastern Standard Time, and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned will be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
    Please mark your
[X] votes as in this
    example.

 This proxy will be voted FOR the following proposals unless otherwise indicated.

                     FOR All             AGAINST all
                Nominees (except as        nominees
                indicated below)

1. To elect the
   following       [ ]                       [ ]   Nominees:
   Directors                                          Alvin Murstein
   (except as marked below).                          Benjamin Ward

(Instruction: To vote against an individual nomi-nee, write the name of such nominee(s) in the space provided below)

--------------------------------------------------


                                                       FOR    AGAINST     ABSTAIN
                                                       [ ]       [ ]        [ ]
2. To approve certain amendments to the 1996
   Non-employee Director Stock Option Plan.

3. To approve the renewal of the Sub-Advisory          [ ]       [ ]        [ ]
   Agreement with FMC, Advisors, Inc.


4. To ratify and approve the selection by the Board
   of Directors of Arthur Anderson LLP as indepen-      [ ]       [ ]       [ ]
   dent public accountants for the Company for the
   current fiscal year ending December 31, 1999

5. To transact such other business as may properly come before the meeting or any adjournment therof.


                               MARK HERE                MARK HERE IF
------------------------       FOR ADDRESS  [ ]         YOU PLAN TO  [ ]
------------------------       CHANGE AND               ATTEND THE
------------------------       NOTE AT LEFT             MEETING

___________________________________ Dated:______________,1999       _______________________________ Dated:________________, 1999
                                                                    SIGNATURE IF HELD JOINTLY

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT
      OWNERS BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
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